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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                March 01, 2001
               Date of Report (Date of earliest event reported)
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                      TANGRAM ENTERPRISE SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)


                                 PENNSYLVANIA
                (State of other jurisdiction of incorporation)


                 0-15454                   23-2214726
            (Commission File) (IRS Employer Identification Number)


                             11000 Regency Parkway
                                  Suite 401,
                          Cary, North Carolina 27511

                                (919) 653-6000
                   (Address of Principal Executive Offices)

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         (Former name of former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 01, 2001, pursuant to an Asset Purchase Agreement dated February 13, 2001, Tangram Enterprise Solutions, Inc. (the "Company") issued 3,000,000 shares of its common stock and $1,500,000 in Promissory Notes to Axial Technology Holding AG ("Axial"), a Swiss-based international finance firm, for all rights of ownership to Axial's proprietary asset management technology, some or all of which is commonly known as Wyzdom ("Wyzdom"), as well as certain related assets and obligations of Wyzdom Solutions Inc., an affiliate of Axial and the exclusive distributor of the Wyzdom technology in the United States. Additional earnout payments totaling up to $1,500,000 may also be payable to Axial, depending on the achievement of certain revenue goals for the Wyzdom products during the three years following closing. However this amount could be reduced to zero based upon the performance of the Company's common stock price during this period. The common stock issued is "restricted securities" within the meaning of the Securities Act of 1933, as amended. The common stock issued pursuant to the Asset Purchase Agreement was deposited into escrow pursuant to an escrow agreement dated as of February 13, 2001 among the Company, Axial and Chicago Title Insurance Company. The common stock serves as collateral for the indemnification obligations of the sellers under the Asset Purchase Agreement.

The asset purchase combines the Company's IT asset tracking expertise, its commitment to world-class customer care, and a phased asset management strategy with Wyzdom's full-featured lifecycle asset management technology. Management believes the combination of the related technologies positions Tangram as a key player in the asset management market space. Leveraging Tangram's automated asset tracking capabilities, the acquired Wyzdom web-enabled asset management technology will enable Tangram to deliver a more comprehensive solution that adds value to all phases of an IT asset's lifecycle: planning, procurement, operations, financial management, and end-of-life.

The following documents are attached hereto as exhibits and are incorporated herein by reference in their entirety: (i) the Asset Purchase Agreement by and among Tangram Enterprise Solutions Inc. and Axial Technology Holding AG and Wyzdom Solutions Inc. dated February 13, 2001, (ii) the First Addendum to Asset Purchase Agreement dated as of February 13, 2001, (iii) the Promissory Note dated February 13, 2001, between the Company and Axial Technology Holding AG,
(iv) the Contingent Payment Promissory Note dated February 13, 2001, between the Company and Axial Technology Holding AG, (v) the unaudited pro forma balance sheet of the Company as of March 01, 2001 and (vi) the Company's press release announcing the foregoing.

The Company intends to account for the transaction as a "purchase" of assets by the Company.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

      Not required

(b)  Pro Forma Financial Information.

      Not required

(c)  Exhibits.

     10.1 Asset Purchase Agreement by and among Tangram Enterprise Solutions Inc. and Axial Technology Holding AG and Wyzdom Solutions Inc. dated February 13, 2001.

     10.2 First Addendum to Asset Purchase Agreement dated as of February 13, 2001.

     10.3 Promissory Note dated as of February 13, 2001, between the Company and Axial Technology Holding AG.

     10.4 Contingent Payment Promissory Note dated as of February 13, 2001, between the Company and Axial Technology Holding AG.

     99.1  Unaudited Pro Forma Balance Sheet of the Company as of March 01,
           2001.

     99.2  Text of the Release issued by the Company on February 14, 2001.

     99.3 Unaudited Pro Forma Balance Sheet of the Company as of February 20, 2001 (filed as an exhibit to the Company's Current Report on Form 8-K dated February 20, 2001 and incorporated herein by reference).
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      TANGRAM ENTERPRISE SOLUTIONS, INC.


Dated: March 01, 2001          /s/ John N. Nelli
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                               John N. Nelli,
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)

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                               INDEX TO EXHIBITS

Exhibit No.      Exhibit Description
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   10.1          Asset Purchase Agreement by and among Tangram Enterprise
                 Solutions Inc. and Axial Technology Holding AG and Wyzdom
                 Solutions Inc. dated February 13, 2001.

   10.2          First Addendum to Asset Purchase Agreement dated as of February
                 13, 2001.

   10.3 Promissory Note dated as of February 13, 2001, between the Company and Axial Technology Holding AG.

   10.4 Contingent Payment Promissory Note dated as of February 13, 2001, between the Company and Axial Technology Holding AG.

   99.1          Unaudited Pro Forma Balance Sheet of the Company as of
                 March 01, 2001.

   99.2          Text of the Release issued by the Company on February 14, 2001.

   99.3          Unaudited Pro Forma Balance Sheet of the Company as of
                 February 20, 2001 (filed as an exhibit to the Company's Current Report on Form 8-K dated February 20, 2001 and incorporated herein by reference).